SCHEDULE 14C
                                 (RULE 14C-101)

                  INFORMATION REQUIRED IN INFORMATION STATEMENT

                            SCHEDULE 14C INFORMATION

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Check the appropriate box:

[ ] Preliminary information statement       [ ] Confidential, for use of the
                                                Commission Only (as permitted
                                                by Rule 14c-5(d)(2))
[x] Definitive information statement

                             HEALTH EXPRESS USA
                             ------------------
                (Name of Registrant as Specified in Its Charter)

Payment of filing fee (Check the appropriate box):

( )      No fee required.
         Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(1)      Title of each class of securities to which transaction applies:

(2)      Aggregate number of securities to which transactions applies:

(3) Per unit price of other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)      Proposed maximum aggregate value of transaction:

(5)      Total fee paid:

         Fee paid previously with preliminary materials.

         Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)      Amount Previously Paid:
(2)      Form, Schedule or Registration Statement No.:
(3)      Filing Party:
(4)      Date Filed:

                            HEALTH EXPRESS USA, INC.
                       1761 W. Hillsboro Blvd., Suite 203
                            Deerfield Beach, FL 33442

                        INFORMATION STATEMENT PURSUANT TO
              SECTION 14(c) OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14f-1 THEREUNDER

         This Information Statement is being provided for information purposes only. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

         This Information Statement has been filed with the Securities and Exchange Commission and mailed on or about November 26, 2002 to the holders of record on October 29, 2002 (the "Record Date") of shares of common stock, par value $.001 per share (the "Common Stock") of Health Express USA, Inc., a Florida corporation (the "Company"). This Information Statement is being furnished pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), in connection with the following actions (the "Actions"):

         (i) the election of Messrs. Douglas Baker, Marco D'Alonzo and Edward Meyer and Ms. Susan Greenfield as Directors of the Company to serve until the next annual meeting of shareholders or until their respective successors are duly elected and qualified;

         (ii) to ratify the appointment of Ahearn, Jasco + Company, P.A., the independent public accountants of the Company for the fiscal year ending December 29, 2002.

================================================================================

                    CERTAIN INFORMATION REGARDING THE COMPANY

VOTING SECURITIES

         As of the Record Date, there were 10,328,181 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share.

         The record and beneficial owners as of the Record Date of 6,132,780 shares of Common Stock, constituting approximately 59.4% of the aggregate number of issued and outstanding shares of Common Stock, have provided the Company with a written consent approving and authorizing each of the above listed Actions (the "Written Consent"). The Company anticipates that such Actions will become effective on or about November 29, 2002.

FIRST ACTION - ELECTION OF DIRECTORS

         The Company's Bylaws provide that the Company's Board of Directors shall at all times consist of not less than one nor more than nine persons as the Board shall determine and each Director shall hold office until his successor is elected and qualified or until his earlier death, resignation or removal. The current Board of Directors consists of four directors.

         The holders of a majority of the Company's issued and outstanding Common Stock (approximately 59.4%) have executed and delivered to the Company the Written Consent dated October 29, 2002, electing Douglas Baker, Marco D'Alonzo, Edward Meyer and Susan Greenfield to serve as directors of the Company until the next annual meeting of shareholders or until their respective successors are duly elected and qualified. For information about Messrs. Baker, D'Alonzo and Meyer, and Ms. Greenfield, see their biographies set forth under "Directors and Executive Officers" below.

DIRECTORS AND EXECUTIVE OFFICERS

         The following sets forth the name, age and positions, of the Company's executive officers and directors at October 29, 2002. Also set forth below is information as to the principal occupation and background for such persons.

Name of Director/
Executive Officer             Age                    Position                            Period Served
-----------------             ---                    --------                            -------------
Douglas Baker                 39              Director, President, Chief                  July 2, 1998
                                              Executive Officer, Acting Chief             to date
                                              Financial Officer

Marco D'Alonzo                36              Director, Secretary and Chief               July 2, 1998
                                              Operating Officer                           to date

Susan Greenfield              37              Director                                    May 7, 2001
                                                                                          to date

Edward Meyer                  44              Director and Audit Committee                June 6, 2000
                                              Member                                      to date

         There are no family relationships between the directors, executive officers or any other person who may be selected as a director or executive officer of the Company. None of the Company's directors or executive officers is a director of any company that files reports with the Securities and Exchange Commission. None of the Company's Directors have been involved in legal proceedings.

         The Company's Directors are elected at the annual meeting of stockholders and hold office until their successors are elected. The Company's officers are appointed by the Board of Directors and serve at the pleasure of the Board and are subject to employment agreements, if any, approved and ratified by the Board.

Douglas Baker
-------------

         Mr. Baker has more than 10 years of sales experience in the competitive financial service industry. He has been actively involved in the financial public relations industry since 1994. He has been a licensed stockbroker, 220 insurance agent and mortgage broker. From 1994 to 1998 he was Vice President and co-owner with Marco D'Alonzo of First Equity Group, Inc. a financial public relations company where he was in charge of company operations including cash flow management, budgeting, public relations and human resources.

Marco D'Alonzo
--------------

         Mr. D'Alonzo is experienced in all aspects of corporate, financial and business affairs. He has owned and operated two financial related businesses. From 1994 to 1998 he was also co-owner with Mr. Baker of First Equity Group, Inc., where he acted as President, with duties including marketing, business development and client relations.

Susan Greenfield
----------------

         From 1987 to the present, she has served as Treasurer of Rider Insurance Company, which specializes and leads the industry in insuring motorcycles within the State of New Jersey. Ms. Greenfield has served on the Board of Trustees for the June Bleiwise Supporting Foundation since 1996. Ms. Greenfield received her Bachelor of Science degree in Education from the University of Miami in 1987.

Edward Meyer
------------

         Mr. Meyer is a Certified Public Accountant. Mr. Meyer has previously served as controller for various private for profit and non-profit corporations from 1988 to 2001. His experience extends from a background in public accounting to more than 15 years as a controller with the private sector. Mr. Meyer provides advisory services in the areas of cash management, controlled growth, managing accounts receivables and payables and other management experience.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 and the rules thereunder require the Company's officers and directors, and persons who beneficially own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission and to furnish the Company with copies.

         Based on its review of the copies of the Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes that, during the last fiscal year, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten-percent beneficial owners were complied with and filed timely.

EXECUTIVE COMPENSATION

         The following table sets forth, for the fiscal years ended December 30, 2001 and December 31, 2000 and 1999, certain information regarding the compensation earned by the Company's Chief Executive Officer and each of the Company's most highly compensated executive officers whose aggregate annual salary and bonus for fiscal 2001 exceeds $100,000, (the "Named Executive Officers"), with respect to services rendered by such persons to the Company and its subsidiaries.

                                            SUMMARY COMPENSATION TABLE

                                  ANNUAL COMPENSATION -  -LONG TERM COMPENSATION
                                  ---------------------  -----------------------

                                                                     Other          Restricte     Under-          Other
Name and                                                             Compen-        d Stock       lying           Compen-
Principal Position               Year       Salary        Bonus      sation         Awards        Options         sation
------------------               ----       ------        -----      ------         ------        -------         ------
                                 2001       $18,955       none       none           $105,000      none            none
Douglas Baker, CEO               2000       none          none       $19,129        none          none            none
and President                    1999       none          none       $10,332        none          2,000,000       none

                                 2001       $18,553       none       none           $30,000       none            none
Marco D'Alonzo, COO              2000       none          none       $15,918        none          none            none
and Secretary                    1999       none          none       $11,624        none          2,000,000       none

                                 2001       $16,596       none       none           $90,000       none            none
Bruno Sartori, CFO (1)           2000       none          none       $38,025        $55,250       150,000         none
                                 1999       none          none       none           none          none            none

David Maltrotti,                 2000       none          none       $7,050         $12,500       none            none
Executive Vice President         1999       none          none       $22,180        $12,000       100,000         none
(2)

(1) Mr. Sartori's employment agreement expired on August 31, 2002. The exercise period for the balance of 142,366 unexercised options to purchase shares of the Company's Common Stock was extended to expire on August 31,2007, unless sooner exercised in accordance with their terms.

(2) Mr. Maltrotti's services with the Company terminated effective June 30, 2000. The options to purchase 200,000 shares of the Company Common Stock were canceled as of the date of termination.

STOCK OPTION GRANTS

         The following table contains information concerning the stock option grants to each of the Named Executive Officers for the fiscal years ended December 31, 2000 and 1999. No stock options were granted for the fiscal year ended December 30, 2001. No stock appreciation rights were granted to these individuals during any year.

                                                 Individual Grants
                                                 -----------------

                                        Number of               %of Total
                                        Securities              Options Granted
                        Year of         Underlying              to Employees in          Exercise Price
Name                    Grant           Options Granted         Calendar Year            ($/Sh)(1)
----                    -----           ---------------         -------------            ---------
Douglas Baker           1999            2,000,000 (2)              47.62                   $0.35
Marco D'Alonzo          1999            2,000,000 (2)              47.62                   $0.35
Bruno Sartori           2000              150,000 (3)              65.22                   $1.31

(1)      The exercise price is to be paid in cash.

(2) The options are exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options; (ii) he is no longer employed by the Company; and (iii) the expiration of ten years from the date of grant.

(3) The options, as originally issued, were exercisable in whole or in part at any time until the earlier to occur of (i) the exercise of all options; (ii) he is no longer employed by the Company; and (iii) the expiration of the two years and three months from the date of the grant. The exercise period for the unexercised options was extended by the Board to expire on August 31, 2007, and the employment requirement waived.

FISCAL YEAR-END OPTION VALUES

         The following table sets forth information regarding each exercise of stock options and the value realized and the number and values of unexercised options held by each of the Named Executive Officers as of December 30, 2001.

                                                                             Number of
                                                                             Securities Underlying
                                                                             Unexercised
                                                                             Options at 12/30/01
                           Shares Acquired
Name                       on Exercise              Value Realized           Exercisable/Unexercisable
----                       -----------              --------------           -------------------------
Douglas Baker              160,000                  $56,000 (1)              1,840,000          -0-

Marco D'Alonzo             283,200                  $99,120 (1)              1,716,800          -0-

Bruno Sartori                7,634                     none (2)                142,366          -0-


(1) Equal to the fair market value of securities underlying the option at the fiscal year end ($1.10) minus the exercise price ($0.35) payable for those securities.

(2) No value is recognized on outstanding options exercisable at December 30,2001 because the value of the underlying securities $1.10 per share of Common Stock is greater than the exercise price for those securities ($1.31).

         The Company has not entered into any Long-Term Incentive Plan Awards since inception.

EMPLOYMENT AGREEMENTS

         On May 30, 2000 the Company entered into an employment agreement with Mr. Bruno Sartori to serve as Chief Financial Officer. The agreement was for a period of two years and three months and expired on August 31, 2002 without being renewed. The agreement provided that the Company compensate Mr. Sartori for his services by issuing 29,000 shares in 2000, 126,000 in 2001 and 41,700 shares in 2002. The agreement also granted Mr. Sartori an option to buy 150,000 shares of the Company's Common Stock, as described herein.

COMPENSATION OF DIRECTORS

         During the fiscal year ended December 30, 2001, the Company issued 2,000 shares of its Common Stock to Edward Meyer, as compensation for services as Director.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT.

         The following table sets forth information with respect of the beneficial ownership as of October 29, 2002 for any person who is known to the Company to be the beneficial owner of more than 5% of the Company's Common Stock.


                                                                     Amount and Nature
                         Name and Address of                         of Beneficial                  Percentage
Title of Class           Beneficial Owner                            Ownership                      of Class (3)
--------------           ----------------                            ---------                      ------------

Common                   Douglas Baker                               4,040,520  (1)                 33.21
                         5206 NW 28th St.
                         Margate, FL 33063

Common                   Marco D'Alonzo                              3,646,393  (1)                 30.27
                         4892 Citation Dr., #106
                         Delray Beach, FL 33445

Common                   Rider Insurance Company                     3,666,667 (2)                  29.74
                         1360 Morris Avenue
                         Union, NY 07083


SECURITY OWNERSHIP OF MANAGEMENT
--------------------------------

                                                                   Amount and
                                                                   Nature of
                              Name and Address of                  Beneficial                 Percentage
Title of Class                Beneficial Owner                     Ownership                  of Class(3)
--------------                ----------------                     ---------                  -----------

Common                        Douglas Baker                        4,040,520  (1)               33.21
                              5206 NW 28th St.
                              Margate, FL 33063

Common                        Marco D'Alonzo                       3,646,393  (1)               30.27
                              4892 Citation Dr., #106
                              Delray Beach, FL 33445

Common                        Susan Greenfield                       336,000                     3.25
                              19277 Natures View Court
                              Boca Raton, Florida 33498


Common                        Edward Meyer                            2,000                         0
                              2809 Embassy Drive
                              West Palm Beach, FL
                              33701

All Officers and                                                   8,024,913                    66.73
Directors as a group
(4) persons

----------
(1) Includes options to purchase 1,716,800 and 1,840,000 shares of Common Stock held by Mr. D'Alonzo and Mr. Baker, respectively, at an exercise price of $0.35 per share. The options are exercisable for a period of ten years from June 15, 1999 and are included in the calculation of ownership in accordance with Rule 13(d) of the Securities Act.

(2) Includes warrants to purchase 2,000,000 shares of the Company's Common Stock held by Rider Insurance Company at an exercise price of $1.00. The warrants are exercisable for a period of ten years from May 2, 2001 and are included in the calculation of ownership in accordance with Rule 13(d) of the Securities Act.

(3) All percentages are calculated based upon 10,328,181 shares issued and outstanding. Percentages for (i) Mr. Baker include 1,716,800 options,
         (ii) Mr. D'Alonzo include 1,840,000 options, and (iii) Rider Insurance Company includes 2,000,000 warrants, all of which are presently exercisable.

         Rule 13d-3(d)(1)(i) under the Exchange Act, regarding the determination of beneficial owners of securities, includes as beneficial owners of securities, among others, any person who directly, indirectly, through any contract, arrangement, understanding, relationship or otherwise has or shares voting power and/or investment power with respect to such securities; and, any person who has the right to acquire beneficial ownership of such security within 60 days through a means, including, but not limited to, the exercise of any option, warrant, right or conversion of a security. Any securities not outstanding that are subject to such options, warrants, rights or conversion privileges shall be deemed to be securities of the class owned by such person, but shall not be deemed to be outstanding for the purpose of computing the percentage of the class by any other person.

         The Company has been advised that each of the persons listed above has sole voting, investment, and dispositive power over the shares indicated above.

SECOND ACTION - RATIFICATION OF THE APPOINTMENT OF THE COMPANY'S INDEPENDENT PUBLIC ACCOUNTANT

         The holders of a majority of the Company's issued and outstanding Common Stock (approximately 59.4%) executed and delivered to the Company the Written Consent dated October 29, 2002, ratifying the appointment of Ahearn, Jasco + Company, P.A., as independent public accountants of the Company for the fiscal year ending December 29, 2002.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During 2001, the Board of Directors met 12 times. Each director, who was a director at the time, attended at least 75% of the meetings of the Board, with the exception of Edward Meyer who attended one meeting of the Board. The Board otherwise acted by written consent.

         The only standing committee of the Board of Directors is the Audit Committee of which Edward Meyer is the Chairman and sole member. On March 28, 2002, the Audit Committee held a meeting to discuss the audited financial statements for the fiscal year ended December 30, 2001, and met with the independent accountants at which time the independent accountants made a presentation to the Committee of all required reports and discussed the scope of the audit, independence of the auditor, advisory services performed for the Company and all fees related to such services and discussed all other required rules and auditing standards. The Audit Committee received written documentation from the independent accountants required by Independence Standards Board Standard No. 1. The Audit Committee and the independent accountants also reviewed and discussed the audited financial statements for the fiscal year ended December 30, 2001 with management. The Audit Committee also discussed matters required to be discussed by SAS 61 with the independent accountants and management.

         The Company has adopted a written charter for the Audit Committee. The Audit Committee consists of one member, Mr. Edward Meyer, who acts as Chairman of the Committee. Mr. Meyer is independent of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

         Ahearn, Jasco + Company, P.A. has served as the Company's independent public auditors since November 22, 1999.

         For the fiscal year ended December 30, 2001, fees for services provided by Ahearn Jasco + Company, P.A. were as follows:

         A. Audit fees. Fees billed by Ahearn Jasco + Company, P.A. with respect to the 2001 audit was $19,000, and $14,340 was billed for the quarterly reviews of year 2001 interim financial information.

         B. Financial Information Systems Design Implementation Fees. No services were performed by, or fees incurred to, Ahearn Jasco + Company, P.A. in connection with financial information design and implementation projects for 2001.

         C. All Other Fees. Other fees billed by Ahearn Jasco + Company with respect to fiscal 2001 total $6,410 and they were for tax preparation and for miscellaneous accounting research.

CERTAIN RELATIONSHIP AND RELATED TRANSACTIONS.

         During the past two (2) years, the Company has not entered into a transaction with a value in excess of $60,000 with a director, officer or beneficial owner of 5% or more of the Company's Common Stock, except as disclosed in the following paragraphs:

         During the fiscal year ended December 30, 2001 Mr. Baker and Mr. D'Alonzo received 140,000 and 40,000 shares of the Company's Common Stock, respectively, as additional compensation.

         Mr. Bruno Sartori was employed as the Company's Chief Financial Officer pursuant to an employment agreement entered into on May 30, 2000 which expired on August 31, 2002. He was compensated a total of 41,700 shares of the Company's Common Stock for the year 2002, 120,000 shares of the Company's Common Stock for the year 2001 and 35,000 shares of the Company's Common Stock for the year 2000. The agreement also granted Mr. Sartori options to acquire 150,000 shares of the Company's Common Stock at a purchase price of $1.31 per share of which 7,634 were exercised. The exercise period of the remaining 142,366 options has been extended until August 31, 2007.

                                   SIGNATURES

         In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/   Douglas Baker
                                        ------------------------------------
                                        BY: Douglas Baker, President and CEO